UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2011

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2011, Lam Research Corporation, a Delaware corporation (“Lam”), and a direct, wholly-owned subsidiary of Lam (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Novellus Systems, Inc., a California corporation (“Novellus”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Novellus (the “Merger”), with Novellus continuing as the surviving corporation (“Surviving Corporation”) and as a wholly owned subsidiary of Lam.

As a result of the Merger, subject to certain exceptions, (i) each issued and outstanding share of common stock of Novellus will be converted into the right to receive 1.125 (the “Exchange Ratio”) shares of Lam common stock, subject to anti-dilution adjustment, (ii) each issued and outstanding option to acquire shares of Novellus’ common stock issued under any equity compensation plan of Novellus, whether vested or unvested, will be converted into an option (A) exercisable for that number of shares of Lam common stock equal to the product of (x) the aggregate number of shares of Novellus common stock for which such option was exercisable multiplied by (y) the Exchange Ratio, rounded down to the nearest whole share, and (B) with an exercise price per share equal to (x) the per share exercise price of such Novellus stock option immediately prior to the effective time of the Merger divided by (y) the Exchange Ratio, rounded up to the nearest cent; and (iii) each outstanding restricted stock unit with respect to shares of common stock granted pursuant to any equity compensation plan of Novellus, whether vested or unvested, will be converted into a restricted stock unit, on the same terms and conditions (including applicable vesting requirements and deferral provisions) as applied to each such restricted stock unit, with respect to the number of shares of Lam common stock that is equal to the number of shares of Novellus common stock subject to the restricted stock unit immediately prior to the effective time of the Merger multiplied by the Exchange Ratio (rounded to the nearest whole share). Holders of Novellus common stock prior to the merger will receive cash in the merger in lieu of fractional shares of Lam common stock.

Each of Lam and Novellus have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective operations in the ordinary course of business consistent with past practice between the execution and delivery of the Merger Agreement and the consummation of the Merger and (ii) not to solicit proposals relating to alternate transactions during such period and not to engage in discussions concerning or furnish non-public information in connection with such alternative transactions. In addition, Lam and Novellus made certain other customary covenants, including, among others and subject to certain exceptions, (A) in the case of Lam, to cause a stockholders meeting to be held to consider approval of the issuance of Lam common stock in the Merger as contemplated by the Merger Agreement and, in the case of Novellus, to cause a shareholders meeting to be held to consider adopting the Merger Agreement and (B) in the case of Lam, for its board of directors to recommend approval by Lam’s stockholders of the issuance of Lam common stock in the Merger as contemplated by the Merger Agreement, and in the case of Novellus, for its board of directors to recommend adoption by Novellus shareholders of the Merger Agreement and the transactions contemplated by the Merger Agreement.

Consummation of the Merger is subject to certain conditions, including, among others, (i) approval of the Merger and the Merger Agreement by Novellus’ shareholders, (ii) approval by Lam’s stockholders of the issuance of Lam common stock in the Merger as contemplated by the Merger Agreement; (iii) approval for listing on The NASDAQ Stock Market of the Lam common stock to be issued in the Merger; (iv) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period; (v) absence of laws, orders, judgments and injunctions that restrain, enjoin or otherwise prohibit consummation of the Merger; (vi) effectiveness under the Securities Act of 1933 of the Form S-4 registration statement relating to the issuance of the Lam common stock in the Merger and absence of any stop order in respect thereof or proceedings by the SEC for that purpose; (vii) the receipt of certain tax opinions regarding the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986; (viii) subject to certain exceptions, the accuracy of representations and warranties with respect to the businesses of Lam and Novellus and compliance by Lam and Novellus with their respective covenants contained in the Merger Agreement; and (ix) the number of shareholders seeking to exercise appraisal rights.

The Merger Agreement contains certain termination rights for both Lam and Novellus and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, Lam may be required to pay Novellus, or Novellus may be required to pay Lam, a termination fee of $120,000,000.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated into this report by this reference.

Richard Hill, the Chairman of the Board of Directors and Chief Executive Officer of Novellus, has agreed, among other things, to vote his shares in favor of the adoption of the Merger Agreement pursuant to the terms of a voting agreement entered into with Lam (the “Voting Agreement”). The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement, a form of which is filed as Exhibits 10.1 hereto, and is incorporated into this report by this reference.

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How to Find Further Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Lam intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Lam and Novellus that also constitutes a prospectus of Lam. Lam and Novellus will furnish the joint proxy statement/prospectus and other relevant documents to their respective security holders in connection with the proposed merger of Lam and Novellus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAM AND NOVELLUS AND THE PROPOSED MERGER. The proposals for the merger will be made solely through the joint proxy statement/prospectus. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Lam Research Corporation, Investor Relations, 4650 Cushing Parkway, Fremont, CA 94538-6401, or from Novellus Systems, Inc., Investor Relations, 4000 North First Street, San Jose, CA 95134. Security holders will be able to obtain, free of charge, copies of the joint proxy statement/prospectus and S-4 Registration Statement and any other documents filed by Lam or Novellus with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ websites at www.lamresearch.com and www.novellus.com, respectively.

Forward-Looking Statements

This announcement contains, or may contain, “forward-looking statements” concerning Lam and Novellus (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the Merger and the repurchase program, the expected accretive effect of the Merger and the repurchase program on the Merged Company’s financial results, expected cost, revenue, technology and other synergies, the expected impact for customers, employees and end-users, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of Lam’s or Novellus’s operations; (iii) the effects of government regulation on Lam’s, Novellus’s or the Merged Company’s business; (iv) future industry developments and trends; (v) the anticipated timing of shareholder meetings and completion of the proposed merger and the repurchase program; and (vi) assumptions underlying any of the foregoing statements.

These forward-looking statements are based upon the current beliefs and expectations of the management of Lam and Novellus and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Lam’s and Novellus’s ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the Merger or to satisfy other conditions to the Merger on the proposed terms and timeframe; the possibility that the Merger does not close when expected or at all, or that the companies may be required to modify aspects of the Merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the Merger; the ability to integrate Novellus’s and Lam’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development (“R&D”) expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position; the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed from time to time in Lam’s and Novellus’s periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Neither Lam nor Novellus can give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Lam nor Novellus nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Lam, Novellus, or the Merged Company, following the implementation of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Lam or the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.

Participants in the Solicitation

The directors and executive officers of Novellus and Lam may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Lam plans to file the registration statement that includes the joint proxy statement/prospectus with the SEC in connection with the solicitation of proxies to approve the proposed transaction. Information regarding Lam’s directors and executive officers and their respective interests in Lam by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on August 19, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on September 19, 2011. Information regarding Novellus’s directors and executive officers and their respective interests in Novellus by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on February 25, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on April 8, 2011. Additional information regarding the interests of such potential participants is or will be included in the joint proxy statement/prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction and to elect directors.

Qualification of Representations and Warranties

The Merger Agreement contains representations and warranties made by Lam and Novellus to, and solely for the benefit of, each other. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by the parties to each other in connection with the signing of the Merger Agreement. While Lam does not believe that these disclosure letters contain information that the securities laws require the parties to publicly disclose, other than information that has already been so disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties of the parties set forth in the Merger Agreement. You should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Lam or Novellus, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure letters. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Lam and Novellus rather than establishing matters as facts. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the companies’ public disclosures.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated December 14, 2011, by and among Lam Research Corporation, BLMS Inc. and Novellus Systems, Inc.*

10.1	Voting Agreement, dated December 14, 2011, by and among Lam Research Corporation and Richard Hill.

99.1	Joint Press Release dated December 14, 2011.

99.2	Inter-office Memo to All Employees of Lam Research Corporation dated December 14, 2011.

99.3	Form of Letter to Customers.

99.4	Form of Letter to Suppliers.

99.5	Frequently Asked Questions.

99.6	Employee Slide Presentation (Directors and Above).

99.7	Employee Slide Presentation (All Hands).

99.8	Investor Slide Presentation.

*	Certain exhibits and schedules have been omitted, and Lam agrees to furnish supplementally to the Commission a copy of any omitted exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2011

LAM RESEARCH CORPORATION

By:	/s/ George Schisler
George Schisler Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated December 14, 2011, by and among Lam Research Corporation, BLMS Inc. and Novellus Systems, Inc.*

10.1	Voting Agreement, dated December 14, 2011, by and among Lam Research Corporation and Richard Hill.

99.1	Joint Press Release dated December 14, 2011.

99.2	Inter-office Memo to All Employees of Lam Research Corporation dated December 14, 2011.

99.3	Form of Letter to Customers.

99.4	Form of Letter to Suppliers.

99.5	Frequently Asked Questions.

99.6	Employee Slide Presentation (Directors and Above).

99.7	Employee Slide Presentation (All Hands).

99.8	Investor Slide Presentation.

99.9	Transcript of December 14, 2011 Conference Call.

*	Certain exhibits and schedules have been omitted, and Lam agrees to furnish supplementally to the Commission a copy of any omitted exhibits or schedules upon request.